UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
________________________________________________________________________________

                                    FORM 8-K
________________________________________________________________________________


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported): March 2, 2008

                       Commission File Number 333-1313294
________________________________________________________________________________

                        CROSS ATLANTIC COMMODITIES, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                                      76-0768756
  (State or Other Jurisdiction            (I.R.S Employer Identification Number)
of Incorporation or Organization)



                           4581 Weston Road, Suite 273
                              Weston, Florida 33331
                    (Address of principal executive offices)

                                 (954) 678-0698
              (Registrant's telephone number, including area code)

          Former name or former address, if changed since last report:

                 2800 Glades Circle, Suite 124, Miami, FL 33327
________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

         On March 2, 2008, the Registrant's President and Chief Executive Officer, Michael Enemaerke, resigned from those positions. While he is no longer the Registrant's President and Chief Executive Officer, Mr. Enemaerke remains on the Registrant's Board of Directors.

         On March 2, 2008, the Registrant's Chief Financial Officer, Treasurer and a member of our Board of Directors, Kim Beck-Nielsen, resigned from those positions.

         On March 2, 2008, Jorge Bravo, age 45, was elected to the offices of President and Chief Executive Officer of the Registrant. Mr. Bravo was also elected to our Board of Directors.

         The Registrant and Mr. Bravo entered into a five year employment agreement through February 27, 2013. Mr. Bravo's base salary will be $150,000, annually, and he will be entitled to participate in employee benefit programs, stock option plans and bonus compensation programs. In addition to his base salary, Mr. Bravo will be entitled to receive an annual bonus equal to the greater of five percent of the Registrant's pre-tax income or net cash flow.

         Mr. Bravo was our Vice President of Business Operations for the past two years. Mr. Bravo was the President and owner of Royal Brands, Inc. from July 2000 until 2006. Royal Brands, Inc. sold its products to national retailers and club stores around the United States. Mr. Bravo developed private labeling programs for companies whose products fit retailers' private label needs. Mr. Bravo worked in both grocery and frozen foods. Prior to July 2000, Mr. Bravo served as Vice President Sales & Marketing for a family owned business in south Florida where he developed an independent distributor sales network a national broker network and a private labeling program.

         Our Board of Directors currently has three members: Jorge Bravo, Michael Enemaerke and Jesse Startman.

Item 7.01  Regulation FD Disclosure

The Registrant released new on a press release dated March 10, 2008, as annexed hereto.

Item 9.01  Financial Statements and Exhibits

         (c)  Exhibits

                  Exhibit 99.1              Press release of March 10, 2008

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Date: March 10, 2008                  Cross Atlantic Commodities, Inc.

                                      By:  /s/ Jorge Bravo

                                           Jorge Bravo
                                           President and Chief Executive Officer


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